UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    FORM 8-K
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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (date of earliest event reported): April 15, 2002


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                          Commission File No. 333-69864

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                          LEASE INVESTMENT FLIGHT TRUST


                         State of Organization: Delaware
                    IRS Employer Identification No. 51-65219
       1100 North Market Street, Rodney Square North, Wilmington, Delaware
                           Telephone - (302) 651-1000












                       This document consists of 22 pages.


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Item 5.       Other Events.

         Attached hereto as Exhibit 99.1 is a copy of the Monthly Report to Noteholders for the payment date of April 15, 2002, sent to the holders of the notes. Attached hereto as Exhibit 99.2 is the Annual Report to Noteholders for the year ended December 31, 2001.



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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    LEASE INVESTMENT FLIGHT TRUST
                                    (Registrant)





      April 15, 2002                By:  /s/ David Treitel
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                                         David Treitel
                                         Equity Trustee and Controlling Trustee



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